Summary Prospectus dated May 1, 2016

as revised January 3, 2017

Calvert VP EAFE International Index Portfolio

Class I Shares      Class F Shares

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated May 1, 2016, as revised January 3, 2017 are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus, Statement of Additional Information, and other information about the Fund, go to www.calvert.com/prospectus, email a request to Prospectusrequest@calvert.com, call 1-800-368-2745, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund. Unless otherwise noted, page number references refer to the current Prospectus for this Fund.

Investment Objective

The Portfolio seeks investment results that correspond to the total return performance of common stocks as represented by the MSCI EAFE (Standard) Index (“MSCI EAFE Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you invest in shares of the Portfolio.

The table and the following example do not reflect fees and charges imposed under the variable annuity contracts and life insurance policies (each a “Policy”) through which an investment may be made. If those fees and charges were included, costs would be higher. Please consult the prospectus for your Policy for information regarding those fees and charges.

Shareholder Fees (fees paid directly from your investment)	Class I	Class F
Maximum sales charge (load) on purchases (as a % of offering price)	None	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)	Class I	Class F
Management fees(1)	0.42%	0.42%
Distribution and service (12b-1) fees	None	0.20%
Acquired fund fees and expenses	0.01%	0.01%
Other expenses	0.29%	0.38%
Total annual fund operating expenses	0.72%	1.01%
Less fee waiver and/or expense reimbursement(2)	(0.23)%	(0.27)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.49%	0.74%

(1)

Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.

(2)

Calvert Research and Management (“CRM”) has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 0.48% for Class I shares and 0.73% for Class F shares.  This expense reimbursement will continue through April 30, 2018.  Any amendment to or termination of this reimbursement would require approval of the Board of Directors.  The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses.  Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year.  The contractual administrative fee is 0.12%. The Adviser has agreed to contractually waive 0.02% of the administrative fee through April 30, 2018.

Example.  This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that:

•

you invest $10,000 in the Portfolio for the time periods indicated and then either redeem or hold your shares at the end of those periods;

•

your investment has a 5% return each year;

•

the Fund’s operating expenses remain the same; and

•

any expense limitation is in effect for the period indicated in the fee table above.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class I shares	$50	$207	$378	$873
Class F shares	$76	$295	$532	$1,212

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Portfolio’s performance. During the fiscal year ended December 31, 2015, the Portfolio’s portfolio turnover rate was 10% of its portfolio’s average value.

Principal Investment Strategies

The Portfolio seeks to substantially replicate the total return of the securities composing the MSCI EAFE Index, taking into consideration redemptions, sales of additional shares, and other adjustments described below. The MSCI EAFE Index is a widely accepted benchmark of international stock performance that emphasizes the stocks of companies in major markets in Europe, Australia and Asia (including the Far East). As of December 31, 2015, the market capitalization of the MSCI EAFE Index companies ranged from $54 million to $237.5 billion with a weighted average level of $48.6 billion. The MSCI EAFE Index is capitalization-weighted, meaning that companies with larger market capitalizations will contribute more to the Index’s value than companies with smaller market capitalizations.

The Portfolio will invest primarily in common stocks of the companies that compose the MSCI EAFE Index. The Portfolio may also invest in EAFE iShares® or other investment companies that provide the same exposure to the MSCI EAFE Index. EAFE iShares® are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the common stocks that compose the MSCI EAFE Index. Derivatives such as options and futures, and options on such futures, that provide exposure to the stocks in the MSCI EAFE Index may also be held by the Portfolio incidental to its main investment strategy. The Portfolio may also sell covered calls on futures contracts or individual securities held in the Portfolio. The investments described in this paragraph are considered to have economic characteristics that are the same as those in the MSCI EAFE Index. The Portfolio may also add new investments in the future that it believes provide effective economic exposure to the MSCI EAFE Index.

The Portfolio may not hold investments in common stocks of all of the companies in the MSCI EAFE Index. In that case, the Portfolio will typically choose to hold all of the stocks that make up the largest portion of the MSCI EAFE Index’s market capitalization value in approximately the same proportion as the Index. When choosing the smaller market capitalization stocks in the MSCI EAFE Index, the Portfolio will attempt to select a sampling of stocks that will match the industry and risk characteristics of these companies without buying all of those stocks. This approach attempts to maximize liquidity while minimizing costs. At such time as the Adviser believes the Portfolio has achieved sufficient size, the Adviser may attempt to fully replicate the Index. Full replication would be achieved when the Portfolio holds all of the securities in the Index in, as nearly as practicable, identical weightings as the Index.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in investments (described above) with economic characteristics similar to the stocks represented in the MSCI EAFE Index. The Portfolio will provide shareholders with at least 60 days’ notice before changing this 80% policy. While not required, the Portfolio generally will sell securities that the Index manager removes from the Index. Although the Adviser will attempt to invest as much of the Portfolio’s assets as is practical in stocks included among the MSCI EAFE Index and futures contracts and options relating thereto under normal market conditions, a portion of the Portfolio may be invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets.

The Portfolio may invest in American Depositary Receipts (“ADRs”) which may be sponsored or unsponsored.

Principal Risks

You could lose money on your investment in the Portfolio, or the Portfolio could underperform, because of the risks described below. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Management Risk. Individual investments of the Portfolio may not perform as expected, and the portfolio management practices may not achieve the desired result.

Stock Market Risk. The market prices of stocks held by the Portfolio may fall.

Index Tracking Risk. An index fund has operating expenses; a market index does not. The Portfolio, while expected to track its target index as closely as possible, will not be able to match the performance of the index exactly.

Calvert VP EAFE International Index Portfolio

Summary Prospectus dated May 1, 2016 as revised January 3, 2017

Common Stock Risk.  Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.

Large-Cap Company Risk. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Foreign securities include ADRs. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. ADRs indirectly bear currency risk because they represent an interest in securities that are not denominated in U.S. dollars.

Foreign Currency Hedge and Derivatives Risk. Transactions in foreign currency and foreign currency derivatives in connection with the purchase and sale of investments in foreign markets may result in foreign currency exposure and the potential for losses due to fluctuations in currency exchange rates without regard to the quality or performance of the investment itself.  The use of foreign currency and foreign currency derivatives may also prevent the Portfolio from realizing profits on favorable movements in exchange rates. In addition, the value of a foreign currency derivative may not correlate to the value of the underlying foreign currency to the extent expected. Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, credit risk with respect to the counterparty, and liquidity risk. The Portfolio’s use of certain derivatives may also have a leveraging effect, which may increase the volatility of and reduce the Portfolio’s returns or result in a loss that exceeds the value of the assets allocated to establish and maintain a position in the derivative instrument.

Futures and Options Risk. Using futures and options may increase the Portfolio’s volatility and may involve a small cash investment relative to the magnitude of risk assumed. If changes in a derivative’s value do not correspond to changes in the value of the Portfolio’s other investments, the Portfolio may not fully benefit from or could lose money on the derivative position. Derivatives can involve risk of loss if the party who issued the derivative defaults on its obligation. Derivatives may also be less liquid and more difficult to value.

Investments in Other Investment Companies. The risks of investing in other investment companies typically reflect the risks of the types of securities in which those investment companies invest. When the Portfolio invests in another investment company, shareholders of the Portfolio bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Portfolio’s fees and expenses.

General Fund Investing Risks. The Portfolio is not a complete investment program and there is no guarantee that the Portfolio will achieve its investment objective. It is possible to lose money by investing in the Portfolio. The Portfolio is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Portfolio should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Portfolio is not a deposit in a bank and is not insured.

Performance

The following bar chart and table show the Portfolio’s annual returns and its long-term performance, which give some indication of the risks of investing in the Portfolio. The bar chart shows how the performance has varied from year to year. The table compares the Portfolio’s performance over time with that of a benchmark index. The performance reflected in the bar chart and table assumes the reinvestment of dividends and capital gains distributions, if any

Investors should note that the performance presented in the bar chart and table below for periods prior to the inception date of the Class F shares on December 17, 2007 is that of the Portfolio’s Class I shares, adjusted to account for the different expense characteristics of the Class F shares. Both classes of shares of the Portfolio will have substantially similar annual returns because all classes of shares of the Portfolio invest in the same pool of investments, although Class F shares’ performance will be lower than the performance of the Class I shares of the Portfolio because Class F shares have higher operating expenses due to the Class F shares’ Rule 12b-1 fees. Investors cannot invest directly in an Index.

The Portfolio’s past performance does not necessarily indicate how the Portfolio will perform in the future. For updated performance information, visit www.calvert.com.

The returns shown do not reflect fees and charges imposed under the variable annuity contracts and life insurance policies through which an investment may be made. If those fees and charges were included, they would reduce these returns.

Calvert VP EAFE International Index Portfolio

Summary Prospectus dated May 1, 2016 as revised January 3, 2017

For the ten years ended December 31, 2015, the highest quarterly total return was 24.67% for the quarter ended June 30, 2009 and the lowest quarterly return was -20.13% for the quarter ended September 30, 2011.

Average Annual Total Returns as of December 31, 2015 (with a maximum sales charge deducted, if any)	One Year	Five Years	Ten Years
Class I	-1.61%	2.62%	2.10%
Class F	-1.84%	2.40%	1.87%
MSCI EAFE Index (reflects no deduction for fees or expenses)	-0.81%	3.60%	3.03%

Portfolio Management

Investment Adviser. Effective December 31, 2016, Calvert Research and Management (“CRM” or the “Adviser”) is the investment adviser of the Portfolio.

Portfolio Manager. Thomas Seto, Vice President of CRM, who has managed the Fund since December 31, 2016.

Purchase and Redemption of Shares

Shares of the Portfolio currently are sold only to participating insurance companies (the “Insurance Companies”) for allocation to their separate accounts to fund benefits under Policies issued by the Insurance Companies. The Insurance Companies redeem shares of the Portfolio to make benefit and surrender payments under the terms of the Policies.

Shares in the Portfolio are offered to the Insurance Companies, without sales charge, and redemptions are processed, on any day that the New York Stock Exchange is open. The share price is based on the Portfolio’s net asset value, determined after an Insurance Company receives the premium payment or a surrender request in acceptable form. The Portfolio does not have minimum initial or subsequent investment requirements.

A Policy owner’s interest in the shares of the Portfolio is subject to the terms of the particular Policy described in the prospectus for that Policy. If you are considering purchasing a Policy, you should carefully review the prospectus for that Policy.

Tax Information

As a regulated investment company under the Internal Revenue Code, the Portfolio is not subject to federal income tax, or to federal excise tax, to the extent that it distributes its net investment income and realized capital gains to the separate accounts of the Insurance Companies. The Portfolio intends to distribute its net investment income and realized capital gains to the extent necessary to remain qualified as a regulated investment company.

Since the only shareholders of the Portfolio are the Insurance Companies, no discussion is included here regarding the federal income tax consequences at the Policy owner level. For information on the federal tax consequences to you as a purchaser of a Policy, see the prospectus for your Policy.

Payments to Insurance Companies and their Affiliates

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for the Policies. The Portfolio and its related companies may make payments to a sponsoring Insurance Company (or its affiliates) for distribution and/or other services. These payments may be a factor that the Insurance Company considers in including the Portfolio as an underlying investment option in the Policy and may create a conflict of interest. The prospectus (or other offering document) for your Policy may contain additional information about these payments.

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Calvert VP EAFE International Index Portfolio

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Summary Prospectus dated May 1, 2016 as revised January 3, 2017